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                                                                 Exhibit 10.20



                               AMENDMENT NO. 5 TO
                           THE GENUINE PARTS COMPANY
                                  PENSION PLAN

         This Amendment to the Genuine Parts Company Pension Plan is adopted by Genuine Parts Company (the "Company") through action of the Pension Committee, effective as of the date set forth herein.

                                  WITNESSETH:

         WHEREAS, the Company maintains the Genuine Parts Company Pension Plan (the "Plan"), as amended and restated effective January 1, 1989, and such Plan is currently in effect; and

         WHEREAS, under Section 8.06(c), the Pension Committee has the authority to amend the Plan to comply with changes in law and to make other amendments that do not materially increase the costs associated with the Plan; and

         WHEREAS, the Company wishes to amend the Plan to reflect changes in law, to remove the Alternative Death Benefit (which benefit will be provided outside of the Plan through an insured arrangement) and to remove the offset for workers compensation;

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:


         1. Section 2.11(b) is hereby deleted and a new Section 2.11 is substituted therefor as follows:

         "(b) A married Participant's Beneficiary shall be his Spouse unless the terms of a qualified domestic relations order require payment to a non-Spouse Beneficiary.

                  For purposes of this Section, revocation of prior Beneficiary designations will occur when a Participant; (i) files a valid designation with the Committee, or (ii) files a signed statement with the Committee evidencing his intent to revoke any prior designations."

         2. Section 4.07(c) (dealing with offsets for Participants who receive payments under the Workers' Compensation laws of any State) is hereby deleted effective for Participants who terminate Employment on or after July 15, 1997. Participants who terminate Employment prior to July 15, 1997 shall be subject to the provisions of Section 4.07(c) as it existed immediately prior to July 15, 1997.

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         3.       Section 5.02 is hereby deleted and a new Section 5.02 is
substituted therefor as follows:

                  "5.02.  Alternate Death Benefit.

                  (a) For Beneficiaries of certain Participants who died (i) prior to terminating Employment and (ii) prior to July 15, 1997, the Plan offered an Alternative Death Benefit. See Schedule F for the terms of the pre-July 15, 1997 Alternative Death Benefit.

                  (b) Effective July 15, 1997, the Plan no longer provides the Alternative Death Benefit. Any references in the Plan to the Alternative Death Benefit shall apply only to those Participants who, prior to July 15, 1997, (i) satisfied the requirements of Section 5.02(a) above,
                         (ii) satisfied the eligibility criteria set forth in Schedule F and (iii) satisfied any other eligibility requirement for the Alternative Death Benefit set forth in this Plan (see, for example, Section 5.01(f)).

                  (c) The Company intends to establish a self-funded death benefit outside of the Plan to replace the Alternative Death Benefit (the "GPC Death Benefit"). If a surviving Spouse is otherwise entitled to the Pre-Retirement Survivor Annuity, the surviving Spouse may waive the Pre-Retirement Survivor Annuity and in lieu thereof elect the GPC Death Benefit (if otherwise available under the terms of the GPC Death Benefit). It is the purpose of this Section 5.02(c) that if an individual receives the GPC Death Benefit, no Pre-Retirement Survivor Annuity shall be payable under this Plan.

         4.       A new Schedule F is hereby added to the Plan as follows

                                  "SCHEDULE F

                         ALTERNATIVE DEATH BENEFIT FOR CERTAIN PARTICIPANTS WHO
                                        DIED PRIOR TO JULY 15, 1997

                  (a) This Schedule F shall apply to a Participant's Beneficiary only if the Participant dies prior to July 15, 1997 and only if all of the following conditions are satisfied:

                         (i) The Participant has earned 5 or more years of redited Service prior to his death;

                         (ii) The Participant dies prior to terminating his Employment and prior to his Annuity Starting Date;


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                         (iii) In the case of a married Participant, either (1)
                               the Participant receives the notice described in this Schedule F, the Spouse consents to the Participant's election of a non-Spouse Beneficiary and the Alternate Death Benefit, and the Spouse agrees to waive the Pre-Retirement Survivor Annuity of Section 5.01, or (2) following the Participant's death, the Spouse elects the Alternate Death Benefit in lieu of the Pre-Retirement Survivor Annuity.

                  (b) The Alternate Death Benefit shall provide a monthly Retirement Income payable to the Participant's Beneficiary commencing on the first day of the month following the Participant's death and continuing only for a specified number of months as determined under the following table:

                      Complete Years of
                      Credited Service at                     Number of
                         Date of Death                      Months Payable
                      -------------------                   --------------
                       5 but less than 10                     12.5
                      10 but less than 15                     25
                      15 or more                              50

                         The monthly Retirement Income payable under the Alternate Death Benefit shall be determined as follows:

                         (i) If the Participant dies prior to his Normal Retirement Date, the Beneficiary's Retirement Income shall equal the greater of (A) 30% of the Participant's current monthly Earnings or (B) 30% of the Participant's Average Earnings.

                         (ii) If the Participant dies after his Normal Retirement Date, the Beneficiary's Retirement Income shall equal the Retirement Income the Participant would have received if the Participant had retired on the day before his death and elected the Life Annuity Option. However, in such case the maximum number of payments as determined pursuant to the table above shall be reduced by the number of months that have elapsed since the Participant's Normal Retirement Date.

                  (c) Prior to electing the Alternate Death Benefit and prior to designating a non-Spouse Beneficiary, a married Participant must receive a written explanation of the Pre-Retirement Survivor Annuity. Such explanation shall contain comparable information as provided in the


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                         notice described in Section 6.02(d). The notice must
                         be provided to the Participant during the "Applicable Period". The "Applicable Period" shall mean whichever of the following periods ends last:

                                    (i) The period beginning with the first
                               Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year in which the Participant attains age 34; or

                                    (ii) A reasonable period of time ending
                               after the Employee becomes a Participant.

                         However, the Committee may provide such notice to the Participant prior to the Applicable Period. If the Participant receives the notice prior to the commencement of the Applicable Period, a second notice must be given to the Participant during the Applicable Period.

                  (d) The Participant's Spouse must consent in writing on a form provided by the Plan Administrator in the presence of a Notary Public or Plan representative to the Participant's election of the Alternate Death Benefit and designation of a non-Spouse Beneficiary, if any. The Spouse's consent must acknowledge the effect of such consent and must specifically state the non-Spouse Beneficiary, if any, selected by the Participant. However, if the Participant establishes to the satisfaction of the Plan Administrator that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent, if given on or after the Plan Year in which the Participant attains age 35, shall be irrevocable. If, however, the Spouse's consent was given prior to such Plan Year, the Spouse's consent shall be void as of the first day of the Plan Year in which the Participant attains age 35. In such case, the Participant may again elect the Alternate Death Benefit and select a non-Spouse Beneficiary, provided the Participant's Spouse consents to such election in the manner provided in this paragraph
                         (d). The Spouse's consent shall then be irrevocable. The Participant's election of the Alternate Death Benefit and the Spouse's consent to such election shall constitute a waiver of the Pre-Retirement Survivor Annuity.

                  (e) A married Participant may revoke his designation of the Alternate Death Benefit and his designation of a non-Spouse Beneficiary at any time prior to his death. Furthermore, the Participant's election shall cease to be valid upon the remarriage of the Participant following the death or divorce of the Spouse giving the consent to the non-Spouse


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                         Beneficiary. If the Participant revokes his election
                         of a non-Spouse Beneficiary or of the Alternate
                         Death Benefit or if such election otherwise ceases to be valid, any death benefit payable shall be determined pursuant to Section 5.01.

                  (f) A married Participant may elect the Alternate Death Benefit in lieu of the Pre-Retirement Survivor Annuity at any time before his Termination Date. However, if the Participant's Beneficiary is not entitled to receive the Alternate Death Benefit by virtue of the Participant's failure to complete five years of Credited Service or the Participant's death following his Termination Date, the Participant's Beneficiary for purposes of Article V shall be his Spouse and any death benefit available to such Spouse shall be determined pursuant to Section 5.01.

                  (g) In the event of the death of a Beneficiary who survives the Participant and who, at his or her death, is receiving the Alternate Death Benefit, the remaining benefits, if any, shall be payable to a person designated by the Participant to receive the remaining benefits or, if no person was so designated, then to a person designated by the Beneficiary of the deceased Participant; provided, however, that if no person so designated be living upon the occurrence of such contingency, the remaining benefits, if any, shall be payable to the Spouse of the deceased Participant, if living; otherwise, to the descendants of the deceased Beneficiary per stirpes; or if none, to the legal representative of the estate of the deceased Beneficiary.

                  (h) The Beneficiary may, prior to the commencement of benefits under this Schedule F, request that the Alternate Death Benefit be paid in the form of a lump sum. Such lump sum payment shall be the Actuarial Equivalent of the Beneficiary's Alternate Death Benefit. The Plan Administrator shall direct the Trustee to distribute the Alternate Death Benefit in the form selected by the Beneficiary."

         5. Section 5.03 is hereby deleted and a new Section 5.03 is substituted in lieu thereof as follows:

                  "5.03 Death After Normal Retirement Date but Prior to Delayed Retirement Date.

                  (a) Notwithstanding any other provision of the Plan to the contrary, any Participant who remains in Employment after his Normal Retirement Date shall be entitled to elect an optional death benefit in lieu of the death benefits provided under Sections 5.01 or 5.02. The Participant shall elect such optional death benefit by selecting one of the


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                         following options on a form provided by the Plan
                         Administrator for such purpose.

                         (i) A death benefit equal to the monthly amount that would have been paid to the Participant's Beneficiary assuming the Participant had retired on the first day of the month preceding his death and had elected to receive Retirement Income under the Ten Years Certain and Life Option (See Section 6.02(a)(i)). Such death benefit shall be paid to the Participant's Beneficiary for a period of ten years commencing on the first day of the month following the Participant's death.

                         (ii) A death benefit equal to the monthly amount that would have been paid to the Participant's Beneficiary assuming the Participant had retired on the first day of the month preceding his death and had elected to receive Retirement Income under the Joint and Last Survivor Option (See Section 6.02(a)(ii)) with the Participant's Beneficiary receiving 50%, 75%, or 100% (as designated by the Participant) of the monthly Retirement Income payable to the Participant during the Participant's lifetime. Such death benefit will be paid to the Participant's Beneficiary for the Beneficiary's lifetime beginning on the first day of the month following the Participant's death.

                  (b) A married Participant's election of the optional death benefit provided by this Section 5.03 shall be void unless the Participant's Spouse (after receipt of the explanation of the Pre-Retirement Survivor
                         Annuity described in Schedule F, Paragraph (c)) consents in writing on a form provided by the Plan Administrator in the presence of a Notary Public or Plan representative to the Participant's election of such optional death benefit. The Spouse's consent must acknowledge the effect of such consent and must specifically state the non-Spouse beneficiary, if any, selected by the Participant. However, if the Participant establishes to the satisfaction of the Plan Administrator that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent pursuant to this paragraph shall be irrevocable.

                  (c) A married Participant may revoke his election of the optional death benefit provided by this Section 5.03 at any time prior to his Delayed Retirement Date. Furthermore, the Participant's election to receive such optional death benefit shall cease to be valid upon


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                         the remarriage of the Participant following the death
                         or divorce of the Spouse giving the consent to such optional death benefit. If the Participant revokes his election or if such election otherwise ceases to be valid, any death benefit payable to the Participant's Spouse shall be determined pursuant to Section 5.01 unless the married Participant, with his Spouse's consent, elects the Alternate Death Benefit under Schedule F (or, if the Alternative Death Benefit is not available, the GPC Death Benefit described in
                         Section 5.02)."

         6. Section 6.03(a) is hereby deleted and a new Section 6.03(a) is substituted therefor as follows:

                  "(a) In no event may the payment of Retirement Income commence later than the 60th day after the latest of the close of the Plan Year in which:

                         (i)   the Participant attains age 65;

                         (ii) the fifth (5th) anniversary of the date the Participant commenced participation in this Plan; or

                         (iii) the Participant's termination of Employment.

                         Notwithstanding the foregoing, distribution to the Participant shall commence not later than April 1 following the calendar year in which the Participant attains age 70-1/2. However, if a Participant is not a 5% owner of an Employer (as defined in Code Section 401(a)(9) and the Treasury Regulations thereunder), such Participant's Retirement Income shall commence no later than April 1 following the calendar year in which he terminates his Employment. (The applicable commencement date described above, is referred to as the "required beginning date")."

         7. A new Section 6.03(e) is hereby added to the Plan as follows:

                  "(e) Although distribution of a Participant's Retirement Income is not required under this Section 6.03 until the Participant's required beginning date, to the extent (and only to the extent) the IRS or other applicable authority determines that a mandatory distribution under Code Section 401(a)(9) is a protected benefit under Code Section 411(d)(6), a Participant who is not a 5% owner (as defined in paragraph (a) above) may elect to be treated as a 5% owner for purposes of this Section 6.03 (e.g., such Participant may elect to commence distributions no later than April 1 following the calendar year in which the Participant attains age 70-1/2)."


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         8.        A new Section 10.10 is hereby added as follows:

         "10.10   Qualified Military Service.

                  Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). It is the intent of this Section
                  10.10 to adopt the IRS model amendment set forth in Rev. Proc. 96-49 for the purposes set forth in such revenue procedure."

         9. Section 12.07 is hereby deleted and a new Section 12.07 is substituted therefor as follows:

         "12.07   Combined Plan Limitation For Top-Heavy Years Repealed.

                  Effective January 1, 2000, adjustments to the combined plan limitation of Code Section 415 for top heavy plans are repealed and no longer applicable."

         10. Section 13.02 is hereby deleted and a new Section 13.02 is substituted therefor as follows:

         "13.02   Combined Plan Limitation Repealed.

                  Effective January 1, 2000, the combined plan test of Code
                  Section 415 is repealed and no longer applicable."

         11. Article XIV (Highly Compensated Employees) is hereby deleted and a new Article XIV is substituted therefor as follows:

                                  "ARTICLE XIV

         14.01    In General

                  For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 14.02 below and any Former Employee described in Section 14.03 below. Various definitions used in this Section are contained in Section 14.04. A Non-highly Compensated Employee is an Employee who is not a Highly Compensated Employee.


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         14.02    Highly Compensated Employees

                  (a) Look-Back Year. An Employee is a Highly Compensated Employee if during a Look Back Year the Employee:

                         (1)   is a 5 Percent Owner; or

                         (2) receives Compensation in excess of $80,000 and is a member of the Top Paid Group.

                               The dollar amount described above shall be increased annually as provided in Code Section 414(q)(1).

                  (b) Current Year. An Employee is a Highly Compensated Employee if during a Current Year the Employee is a 5 Percent Owner.

         14.03    Former Highly Compensated Employee

                  A Former Employee is a Highly Compensated Employee if (applying the rules of Section 14.02(a) or (b)) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Current Year ending on or after the Former Employee's 55th birthday.

         14.04    Definitions

                  The following special definitions shall apply to this Article
                   14:

                  Current Year shall mean the current Plan Year.

                  Employer for purposes of this Article 14 shall mean the Employer and its Affiliates.

                  5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

                  Former Employee shall mean an Employee (i) who has incurred a Severance from Service Date or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Current Year (e.g., an Employee on Authorized Leave of Absence).

                  Look Back Year shall mean the Plan Year preceding the Current Year, or if the Employer elects (and such election is available to the Employer), the calendar year ending with or within the Current Year.



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                  Separation Year shall mean any of the following years:

                         (1) An Employee who incurs a Separation from Service Date shall have a Separation Year in the Current Year in which such Separation from Service Date occurs;

                         (2) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on Leave of Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;

                         (3) An Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

                  Top Paid Group shall mean the top 20% of all Employees ranked on the basis of Compensation received from the Employer during the applicable year. The number of Employees in the Top Paid Group shall be determined by ignoring Employees who are non-resident aliens, Employees who do not perform services for the Employer during the applicable year, Employees who do not satisfy the age and service exclusion provided in applicable Treasury Regulations and Employees who are covered by a collective bargaining agreement as provided in applicable Treasury Regulations.

         14.05    Other Methods Permissible

                  To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 14) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code Section 414(q)(7) and are uniformly applied)."


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         12. Paragraph 2 of this Amendment shall be effective for Participants who terminate Employment on or after July 15, 1997. Paragraphs 1 and 3-5 of this Amendment shall be effective July 15, 1997. Paragraphs 6, 7 and 11 of this Amendment shall be effective January 1, 1997. Paragraph 8 of this Amendment shall be effective December 12, 1994 (the effective date of Code Section 414(u)). Paragraphs 9 and 10 of this Amendment shall be effective January 1, 2000. Except as amended herein, the Plan shall remain in full force and effect.


         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Pension Committee has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.

                                       PENSION COMMITTEE TO THE
                                       GENUINE PARTS COMPANY
                                       PENSION PLAN

                                          By:        /s/ George W. Kalafut
                                              --------------------------------
                                          Date:      August 8, 1997
                                               -------------------------------


                                          By:        /s/ Edward J. Van Stedum
                                             ---------------------------------
                                          Date:      August 11, 1997
                                               -------------------------------


                                          By:        /s/ Jerry Nix
                                             ---------------------------------
                                          Date:      August 7, 1997
                                               -------------------------------


                                          By:        /s/ Frank M. Howard
                                             ---------------------------------
                                          Date:      August 7, 1997
                                               -------------------------------


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